UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2007

Transocean Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Greenway Plaza, Houston, Texas		77046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 232-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 1, 2007, Transocean Inc. ("Transocean") entered into a second amendment (the "Second Amendment") to its five-year, $1.0 billion bank revolving credit agreement expiring in 2011 with Citibank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc and SunTrust Bank, as Co-Documentation Agents, Calyon Corporate and Investment Bank, Morgan Stanley Bank, UBS Loan Finance LLC and Wells Fargo Bank, N.A. as Managing Agents, The Bank of New York, The Bank of Tokyo-Mitsubishi UFJ, Ltd., HSBC Bank USA, N.A. and ING Capital LLC as Co-Agents, and Citigroup Global Markets Inc. and Banc of America Securities LLC as Co-Lead Arrangers, which was initially amended (the "First Amendment") on May 12, 2006 (as amended by the First Amendment, the "Credit Agreement"). The Second Amendment extends the availability and maturity of the borrowings and letters of credit issued thereunder from July 8, 2011 to July 8, 2012 and clarifies the method pursuant to which Transocean may insure its fleet.

Changes in credit ratings could lower or raise the interest and fees that Transocean pays under the Credit Agreement. The Credit Agreement contains customary covenants, including a debt to total tangible capitalization covenant.

Borrowings under the Credit Agreement are available upon customary terms and conditions for facilities of this type and are subject to acceleration upon the occurrence of events of default that Transocean considers usual and customary. As of June 1, 2007, no borrowings were outstanding under the Credit Agreement.

The Second Amendment is filed as Exhibit 4.1 to this report and is incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the Second Amendment, (ii) the First Amendment, which is summarized in and included as Exhibit 4.1 to Transocean’s Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 12, 2006 and (iii) the Credit Agreement, which is summarized in and included as Exhibit 4.1 to Transocean’s Form 8-K filed with the SEC on July 13, 2005.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed pursuant to Items 1.01 and 2.03:

Ex-4.1 Amendment No. 2 to Revolving Credit Agreement, dated as of June 1, 2007, among Transocean Inc., the lenders from time to time parties thereto, Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc and SunTrust Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transocean Inc.

June 4, 2007	By:	/s/ Chipman Earle

Name: Chipman Earle
Title: Associate General Counsel and Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 2 to Revolving Credit Agreement, dated as of June 1, 2007, among Transocean Inc., the lenders from time to time parties thereto, Citibank, N.A., Bank of America, N.A., JPMorgan Chase Bank, N.A., The Royal Bank of Scotland plc and SunTrust Bank.